UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 8, 2007

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On October 8, 2007, we issued a press release announcing that our counsel submitted letters to the United States Securities and Exchange Commission and to the Depository Trust Company requesting information relating to shares outstanding, delivery failure data reported by banks and brokerage firms, including but not limited to short sales and open settlements, relating to Medis’ common stock.  Copies of the letters to the SEC and to DTC are attached to this report as Exhibits 99.2 and 99.3, respectively.

A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

99.1	Press release dated October 8, 2007

99.2	Letter to SEC

99.3	Letter to DTC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIS TECHNOLOGIES LTD.

Dated: October 8, 2007	By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: Deputy Chairman and Chief Operating Officer